Exhibit 10.2

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Amendment”) is made and entered into as of the 13th_ day of ___March____, 2020 (the “Effective Date”), by and between DURHAM TW ALEXANDER, LLC, a Delaware limited liability company (“Landlord”), and PRECISION BIOSCIENCES, INC., a Delaware corporation (formerly a North Carolina corporation) (“Tenant”).

STATEMENT OF PURPOSE

WHEREAS, Landlord and Tenant entered into that certain Lease dated October 2, 2018 (“Initial Lease”) as amended by that certain First Amendment to Lease dated December 23, 2019 (“First Amendment” and together with the Initial Lease, the “Existing Lease”), for certain premises containing approximately 33,635 rentable square feet on the first (1st) floor (the “Existing Premises”) located in the building known as Biopoint Innovation Labs located at 20 TW Alexander Drive, Research Triangle Park, North Carolina 27709 (the “Building”), as more particularly described in the Lease.

WHEREAS, Landlord and Tenant desire to amend the terms of the Existing Lease: (i) to expand the Existing Premises, and (ii) to modify certain other terms of the Existing Lease.  For purposes hereof, the Lease as amended by this Amendment is referred to as the “Lease.”  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Existing Lease.

NOW, THEREFORE, in consideration of the statement of purpose, the mutual covenants contained herein and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.Recitals.  The recitals shall form a part of this Amendment.

2.Expansion of the Premises.  As of the Effective Date, Exhibit A to the First Amendment is hereby deleted in its entirety and replaced with Exhibit A attached hereto, and Section 2(a) of the First Amendment is hereby deleted in its entirety and replaced with the following:

(a)Tenant desires to expand the Existing Premises to include an additional approximately 16,532 rentable square feet commonly known as Suite 140 along with an adjoining mailroom located on the first (1st) floor of the Building, all as further shown on Exhibit A attached hereto and incorporated herein by reference (the “Expansion Premises”).  For avoidance of ambiguity, Section 1.2 of the Existing Lease shall also apply to the measurement of the Expansion Premises.  Effective as of the Expansion Premises Rent Commencement Date (as defined in Section 2(b) of the First Amendment), the Existing Premises shall be expanded by adding the Expansion Premises and the term “Premises” under the Lease shall be redefined to be approximately 33,828 rentable square feet of space (the “Revised Premises”).

304420096.3

3.Base Rent.  Tenant shall continue pay Base Rent for the Existing Premises in accordance with Section 4(a) of the First Amendment.  As of the Effective Date Section 4(b) of the First Amendment which provides the Base Rent for the Expansion Premises is hereby deleted in its entirety and replaced with the following:

(b)Notwithstanding anything contained in the Lease to the contrary, commencing on the Expansion Premises Rent Commencement Date and continuing through the First Extension Term Expiration Date, Tenant shall, at the time and in the manner provided in the Lease, pay to Landlord as Base Rent for the Expansion Premises, the amounts set forth in the following rent schedule, plus any applicable tax thereon:

Time Period*	Annual Base Rent	Monthly Installment of Base Rent	Annual Base Rent per Rentable Square Foot
07/01/2020 - 06/30/2021**	$462,896.04	$38,574.67	$28.00
07/01/2021 - 06/30/2022	$476,782.92	$39,731.91	$28.84
07/01/2022 - 06/30/2023	$491,165.76	$40,930.48	$29.71
07/01/2023 - 06/30/2024	$505,879.20	$42,156.60	$30.60
07/01/2024 - 06/30/2025	$520,923.36	$43,410.28	$31.51
07/01/2025 - 06/30/2026	$536,628.72	$44,719.06	$32.46
07/01/2026 - 06/30/2027	$552,664.80	$46,055.40	$33.43
07/01/2027 - 08/31/2027	$569,362.08	$47,446.84	$34.44

*Note:  Notwithstanding the above table, the dates of the time periods set forth therein will be adjusted based on the actual Expansion Premises Rent Commencement Date if such date occurs on a date earlier than July 1, 2020, but the final date shall remain the same.

**Note:  Provided Tenant is not in monetary default of the terms of this Lease, after expiration of any applicable notice and cure period, Tenant shall have no obligation to pay any Base Rent attributable to: (i) the first two (2) months of for the Expansion Premises, and only the Expansion Premises, following the Expansion Premises Rent Commencement Date (the “Expansion Premises Abatement Period”).  Tenant shall be obligated to pay all of Tenant’s Share of Direct Expenses attributable to the Expansion Premises during the Expansion Premises Abatement Period.

304420096.3

4.Additional Rent.  The term “Tenant’s Share” under the Lease shall be redefined to be 22.71% as of the Expansion Premises Rent Commencement Date.

5.Security Deposit.  Prior to the Effective Date, Tenant shall provide an additional One Thousand Eight Hundred One and 36/100 Dollars ($1,801.36) (which is four (4) months Base Rent for the Expansion Premises at a rate of $38,574.67 per month less the Security Deposit required under Section 7 of the First Amendment) to be added to the Security Deposit under the Lease, which shall mean the total Security Deposit amount required under the Lease shall be Three Hundred Four Thousand One Hundred Ninety-Seven and 36/100 Dollars ($304,197.36) (the “Revised Premises Security Deposit”).  For the avoidance of doubt, the Revised Premises Security Deposit shall be held pursuant to Article 21 of the Initial Lease and this Section 5 shall control future reductions of the Revised Premises Security Deposit.  So long as Tenant has not been in default beyond any applicable notice and cure period at any time during the Term of the Lease, then at the end of the third (3rd) Lease Year, the Revised Premises Security Deposit shall be reduced to Two Hundred Twenty-Eight Thousand One Hundred Forty-Eight and 02/100 Dollars ($228,148.02).  So long as Tenant has not been in default beyond any applicable notice and cure period at any time during the Term of the Lease, then at the end of the fifth (5th) Lease Year, the Revised Premises Security Deposit shall be reduced to One Hundred Fifty-Two Thousand Ninety-Eight and 68/100 Dollars ($152,098.68) for the remainder of the Lease Term, as extended.

6.Tenant Improvements Allowance.  As of the Effective Date, the term “Tenant Improvements Allowance” under Section 2.1 of Exhibit C to the First Amendment shall be redefined to be $909,260.00 for the Expansion Premises (i.e., $55.00 per rentable square foot of the Expansion Premises).

7.Updated Fit Plan.  As of the Effective Date, the Fit Plan attached as Attachment 1 to Exhibit C of the First Amendment is hereby deleted and replaced with Attachment 1 attached to this Amendment.

8.Brokers.  Landlord and Tenant hereby warrant to each other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment, excepting only the real estate brokers or agents specified in Section 13 of the Initial Lease Summary (the “Brokers”), and that it knows of no other real estate broker or agent which represented said party who is entitled to a commission in connection with this Amendment.  Landlord and Tenant each agree to indemnify and defend each other against and hold the indemnified party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party.

304420096.3

9.Counterparts/Signatures.  This Amendment may be executed in counterparts.  All executed counterparts shall constitute one agreement, and each counterpart shall be deemed an original.  The parties hereby acknowledge and agree that electronic signatures, facsimile signatures or signatures transmitted by electronic mail in so-called “pdf” format shall be legal and binding and shall have the same full force and effect as if an original of this Amendment had been delivered.  Landlord and Tenant (i) intend to be bound by the signatures (whether original, faxed or electronic) on any document sent by facsimile or electronic mail, (ii) are aware that the other party will rely on such signatures, and (iii) hereby waive any defenses to the enforcement of the terms of this Amendment based on the foregoing forms of signature.

10.Miscellaneous.  This Amendment shall become effective only upon full execution and delivery of this Amendment by Landlord and Tenant.  This Amendment contains the parties’ entire agreement regarding the subject matter covered by this Amendment, and supersedes all prior correspondence, negotiations, and agreements, if any, whether oral or written, between the parties concerning such subject matter.  There are no contemporaneous oral agreements, and there are no representations or warranties between the parties not contained in this Amendment.  This Amendment shall be construed and enforced in accordance with the laws of the State of North Carolina.  Except as modified by this Amendment, the terms and provisions of the Lease shall remain in full force and effect, and the Lease, as modified by this Amendment, shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

[Signature Page Follows]

[The remainder of this page has been intentionally left blank]

304420096.3

LANDLORD AND TENANT enter into this Amendment as of the Effective Date above.

LANDLORD:
DURHAM TW ALEXANDER, LLC,
a Delaware limited liability company

By:	/s/Jamison N. Peschel
Name:	JAMISON PESCHEL
Title:	Authorized Signatory

TENANT:

PRECISION BIOSCIENCES, INC.,
a Delaware corporation

By:	/s/ Sinu Bhandaru
Name:	Sinu Bhandaru
Title:	Vice President Operations & IT

304420096.3

EXHIBIT A

THE EXPANSION PREMISES

A-1

304420096.3

ATTACHMENT 1

FIT PLAN

LEGEND

GENERAL NOTES

KEY NOTES

A2 FIRST FLOOR

PRECISION BIOSCIENCES

A101

304420096.3